UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 3, 2010
Date of Report (Date of earliest event reported)

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 36th Avenue West
Everett, Washington
www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

(425) 348-2600
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 3, 2010, our Board of Directors authorized us to repurchase up to $75 million of our outstanding common stock in open market purchases or privately negotiated transactions.

Intermec expects to fund the  share repurchases through a combination of currently available cash, cash equivalents and short-term investments on hand. The number of shares and the timing of any share repurchases will depend on factors such as the stock price, economic and market conditions, regulatory considerations and the relative attractiveness of other capital deployment opportunities.   Any repurchases are intended to make appropriate adjustments to our capital structure and are for general corporate purposes.

The press release announcing the foregoing is attached to this Report as Exhibit 99.1.

Forward-looking Statements

Statements made in this filing and any related statements that express Intermec's or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation, statements about the circumstances and consequences of share repurchases, our future growth, operating profitability and cash flow, our view of general economic and market conditions, our cost reduction plans, and our revenue, expense, earnings or financial outlook for the current or any future period.  They also include statements about our ability to develop, produce, market or sell our products, either directly or through third parties, reduce or control expenses, improve efficiency, realign resources, continue operational improvement and year-over-year or sequential growth, and about the applicability of accounting policies used in our financial reporting. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.  Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available on our website at www.intermec.com.

The foregoing information in this Item 7.01 is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Intermec, Inc. on June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMEC, INC.
(Registrant)

Date: June 7, 2010	By:	/s/Robert J. Driessnack
Robert J. Driessnack
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Intermec, Inc. on June 7, 2010.